Exhibit 1.1


                               DIMON Incorporated

                 1,800,000 Shares of Common Stock, no par value*

                             Underwriting Agreement

                                                             New York, New York
                                                             ___________ , 1997

Salomon Brothers Inc
Wheat, First Securities, Inc.
  As Representatives of the Several Underwriters
c/o Salomon Brothers Inc
Seven World Trade Center
New York, New York  10048

Ladies and Gentlemen:

                  Certain stockholders of DIMON Incorporated, a Virginia corporation (the "Company"), named in Schedule I hereto (the "Sellers"), propose, subject to the terms and conditions stated herein, to sell to the underwriters named in Schedule II hereto (the "Underwriters"), for whom you (the "Representatives") are acting as representatives, an aggregate of 1,800,000 shares (the "Underwritten Shares") of common stock, no par value, of the Company ("Common Stock") and, at the election of the Underwriters, an aggregate of up to 240,000 additional shares of Common Stock (the "Option Shares" and, together with the Underwritten Shares, the "Shares").

                  Certain terms used in this Agreement are defined in paragraph
(c) of Section 1.

                  1. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, the Underwriters as set forth below in this Section 1.

                  (a) The Company meets the requirements for use of Form S-3 under the Act and has filed with the Commission a registration statement (file number 333-33267) on such Form, including a related preliminary prospectus, for the registration under the Act of the offering and sale of the Shares. The Company may have filed one or more amendments thereto, including the related preliminary prospectuses, each of which has previously been furnished to you. The Company will next file with the Commission one of the following: (i) prior to effectiveness of such registration statement, a further amendment to such registration statement, including the form of final prospectus, (ii) a final prospectus in accordance with Rules 430A and 424(b)(1) or (4), or (iii) a final prospectus in accordance with Rules 415 and 424(b)(2) or (5). In the case of clause (ii), the Company has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in such prospectus with respect to the Shares and the offering thereof. As filed, such amendment and form of final prospectus, or such final prospectus, shall contain all Rule 430A Information, together with all other such required information, with respect to the Shares and the offering thereof and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein. If the Registration Statement contains the undertaking specified by Regulation S-K Item 512(a), the Registration Statement, at the Execution Time, meets the requirements set forth in Rule 415(a)(1)(x).


--------
* Plus an option to purchase from the persons named in Schedule I hereto up to 240,000 additional Shares to cover over-allotments.



                  (b) On the Effective Date, the Registration Statement did or will, and when the Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date, the Prospectus (and any supplement thereto) will, comply in all material respects with the applicable requirements of the Act, the Exchange Act and the respective rules thereunder; on the Effective Date, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; on the Effective Date, the Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representation or warranty as to the information contained in or omitted from the Registration Statement or the Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company (i) by or on behalf of any Underwriter through the Representatives specifically for inclusion in the Registration Statement or the Prospectus (or any supplement thereto) or (ii) by any Seller specifically for inclusion in the Registration Statement or the Prospectus (or any supplement thereto) for use in the preparation of information responsive to
Item 7 of Form S-3.

                  (c) The terms which follow, when used in this Agreement, shall have the meanings indicated. The term "Effective Date" shall mean each date that the Registration Statement and any post-effective amendment or amendments thereto became or become effective. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. "Preliminary Prospectus" shall mean any preliminary prospectus referred to in paragraph (a) of this Section 1 and any preliminary prospectus included in the Registration Statement at the Effective Date that omits Rule 430A Information. "Prospectus" shall mean the prospectus relating to the offering and sale of the Shares that is first filed pursuant to Rule 424(b) after the Execution Time or, if no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the offering and sale of the Shares that is included in the Registration Statement at the Effective Date. "Registration Statement" shall mean the registration statement referred to in paragraph (a) of this Section 1 including incorporated documents, exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date, shall also mean such registration statement as so amended. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A. "Rule 415", "Rule 424", "Rule 430A" and "Regulation S-K" refer to such rules or regulation under the Act. "Rule 430A Information" means information with respect to Shares and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A. Any reference herein to the Registration Statement, Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 that were filed under the Exchange Act on or before the Effective Date or the issue date of such Preliminary Prospectus or the Prospectus, as the case may be; and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date, or the issue date of any Preliminary Prospectus or the Prospectus, as the case may be, deemed to be incorporated therein by reference.

                  (d) No stop order suspending the effectiveness of the Registration Statement is in effect, no order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and no proceedings for any such purpose are pending before or threatened by the Commission. Each document incorporated by reference in the Registration Statement or the Prospectus, when they were filed or are filed with the Commission, conformed or will conform in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and none of such documents contained or will contain an untrue statement of a material fact or omitted or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                  (e) Schedule III to this Agreement contains a complete and correct list of all direct and indirect subsidiaries of the Company (the "Subsidiaries").

                  (f) Neither the Company nor any of the Subsidiaries has sustained since the date of the latest audited financial statements included in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the outstanding capital stock, long-term debt, or short-term debt (other than in the ordinary course of business) of the Company or a material adverse effect on (i) the business, operations, properties, assets, liabilities, net worth, condition (financial or otherwise) or prospects of the Company or any of its subsidiaries or (ii) the ability of the Company to perform any of its obligations under this Agreement (a "Material Adverse Effect") or any development involving a prospective Material Adverse Effect, otherwise than as set forth or contemplated in the Prospectus.

                  (g) The Company and each of the Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by each of them, free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and such Subsidiaries; and any real property and buildings held under lease by the Company or any of the Subsidiaries are held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company or such Subsidiaries.

                  (h) The Company and each of the Subsidiaries have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, with power and authority (corporate and other) to own or lease their respective properties and conduct their respective businesses as described in the Prospectus, and each has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction which requires such qualification in which it owns or leases material properties, or conducts any material business, except where the failure or failures to so qualify or be in good standing would not in the aggregate result in a Material Adverse Effect.

                  (i) The Company has an authorized capitalization as set forth in the Prospectus; all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and nonassessable and conform to the description of the capital stock of the Company contained in the Prospectus; except as described in the Prospectus, there are no preemptive or other rights to subscribe for or to purchase any securities of the Company; except as described in the Prospectus, there are no warrants, options or other rights to purchase any securities of the Company; neither the filing of the Registration Statement nor the offering or sale of the Shares as contemplated by this Agreement and the Prospectus gives rise to any rights for or relating to the registration of any securities of the Company with respect to such filing, offering or sale, other than rights which have been waived or satisfied.

                  (j) All outstanding shares of capital stock of each of the Subsidiaries have been duly and validly authorized and issued, are fully paid and non-assessable and, except as noted on Schedule III, are owned by the Company, either directly or through wholly-owned subsidiaries, free and clear of any perfected security interest and any other security interest, claim, lien or encumbrance.

                  (k) The performance of this Agreement by the Company and the consummation of the other transactions herein contemplated will not conflict with or result in a breach or violation of any terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any Subsidiary is a party or by which any of the property or assets of the Company or any Subsidiary is bound or to which any of the property or assets of the Company or any Subsidiary is subject, nor will such action result in any violation of the provisions of the Articles of Incorporation or By-laws of the Company or the constituent documents of any Subsidiary or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any Subsidiary or any of their respective properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for consummation by the Company of the transactions contemplated by this Agreement and the Prospectus, except such consents, approvals, authorizations, registrations or qualifications as may be required under the Act and under state securities or Blue Sky laws in connection with the offer and sale of the Shares.

                  (l) There are no legal or governmental proceedings pending to which the Company or any of its Subsidiaries is a party or of which any property of the Company or any of its Subsidiaries is the subject, other than as set forth or contemplated in the Prospectus, which, if determined adversely to the Company or any of its Subsidiaries, would individually or in the aggregate, result in a Material Adverse Effect and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by any governmental authorities or by any other persons.

                  (m) Price Waterhouse LLP, and Ernst & Young LLP (who have certified certain financial statements of the Company and Dibrell Brothers, Incorporated ("Dibrell"), respectively), are and were, with respect to the Company and Dibrell, respectively, independent public accountants as required by the Act and the rules and regulations of the Commission thereunder.

                  (n) All employee benefit plans (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) established, maintained or contributed to by the Company comply in all material respects with the requirements of ERISA and no employee pension benefit plan (as defined in Section 3(2) of ERISA) has incurred or assumed an "accumulated funding deficiency" within the meaning of Section 302 of ERISA or has incurred or assumed any material liability (other than for the payment of premiums) to the Pension Benefit Guaranty Corporation.

                  (o) The consolidated financial statements of the Company, together with the related schedules and notes thereto, included or incorporated in the Registration Statement and the Prospectus (and any amendment or supplement thereto) present fairly the consolidated financial position, results of operations and changes in financial position of the Company at the indicated dates and for the indicated periods; such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied throughout the periods presented except as noted in the notes thereon, and all adjustments necessary for a fair presentation of results for such periods have been made; and the selected financial information included in the Prospectus presents fairly the information shown therein and has been compiled on a basis consistent with the financial statements presented therein.

                  (p) The Company and each Subsidiary have timely filed all necessary federal, state and foreign income, franchise and excise tax returns and have paid all taxes shown thereon as due, and there is no tax deficiency that has been or, to the best knowledge of the Company, might be asserted against the Company or any Subsidiary that might result in a Material Adverse Effect, except for any such assessment, fine or penalty that is currently being contested in good faith and for which the Company retains adequate reserves; and all tax liabilities are adequately provided for on the books of the Company.

                  (q) Neither the Company nor any of the Subsidiaries is in violation of any international, federal or state law, regulation, or treaty relating to the storage, handling, transportation, treatment or disposal of hazardous substances (as defined in 42 U.S.C. Section 9601) or hazardous materials (as defined by any international, federal or state law or regulation) or other waste products, which violation may result in a Material Adverse Effect, and the Company and each of the Subsidiaries have received all material permits, licenses or other approvals as may be required of them under applicable international, federal and state environmental laws and regulations to conduct their business as described in the Prospectus; and the Company and each of the Subsidiaries are in compliance in all material respects with the terms and conditions of any such permit, license or approval; neither the Company nor any of the Subsidiaries has received any notices or claims that it is a responsible party or a potentially responsible party in connection with any claim or notice asserted pursuant to 42 U.S.C. Section 9601 et seq. or any state superfund law; and, to the best knowledge of the Company, the disposal of all of the Company's and each Subsidiary's hazardous substances, hazardous materials and other waste products, if any, has been lawful.

                  (r) No relationship, direct or indirect, exists between or among the Company or any of the Subsidiaries, on the one hand, and the directors, officers, shareholders, customers or suppliers of the Company or any of the Subsidiaries on the other hand, that is required by the Act or the Exchange Act, or by the rules and regulations under either of such Acts to be described in the Registration Statement and the Prospectus or documents incorporated by reference therein that is not so described.

                  (s) Neither the Company nor any of the Subsidiaries has taken and none of such entities will take, directly or indirectly, any action that is designed to or that has constituted or that might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

                  (t) Each of the Company and the Subsidiaries owns or possesses, or can acquire on reasonable terms, adequate licenses, copyrights, trademarks, service marks and trade names (collectively, "intellectual property") necessary to carry on its business as presently operated by it, except where the failure to own or possess or have the ability to acquire any such intellectual property would not, individually or in the aggregate, result in a Material Adverse Effect, and neither the Company nor any of the Subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any intellectual property or of any facts which would render any intellectual property invalid or inadequate to protect the interest of the Company or any of the Subsidiaries therein and which infringement or conflict could result in a Material Adverse Effect.

                  (u) The Company holds and is operating in compliance, in all material respects, with all franchises, grants, authorizations, licenses, permits, easements, consents, certificates and orders of any governmental or self-regulatory body required for the conduct of its business as presently being conducted ("licenses") and all licenses are valid and in full force and effect, and the Company is in compliance, in all material respects, with all laws, regulations, orders and decrees applicable to it.

                  (v) The Company and the Subsidiaries maintain, with financially sound insurers, insurance of the types and in the amounts that are reasonable, customary or required for the business operated by them, all of which insurance is in full force and effect.

                  (w) This Agreement has been duly authorized, executed and delivered by the Company.

                  (x) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (y) There is no document or contract of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required. All such contracts to which the Company or any Subsidiary is a party constitute valid and binding agreements of the Company or such Subsidiary and are enforceable against the Company or such Subsidiary in accordance with the terms thereof, except as may be limited by bankruptcy, insolvency, fraudulent transfer or other similar laws affecting the rights and remedies of creditors generally and subject to general principles of equity.

                  (z) The outstanding shares of the Company's common stock are duly listed and admitted for trading on the New York Stock Exchange, Inc. (the "NYSE").

                  2. Representations and Warranties of the Sellers. Each of the Sellers (or, where expressly so limited, each of the W.C. Monk, Jr. Trust, the Molly G. Monk Trust, the Robert T. Monk, Jr. Trust and the Emily Monk Davidson Trust [and the Emily Monk Davidson Foundation] (the "Trust Sellers")), severally and not jointly, represents and warrants to, and agrees with, the Underwriters and the Company that:

                  (a) In the case of the Trust Sellers, such Trust Seller has been duly created, is validly existing under the laws of the State of North Carolina, has the power and authority to own its property, and does not conduct any business in any jurisdiction, own any property [other than securities held in trust for its beneficiaries] or have any subsidiaries.

                  (b) Such Seller has full right, power and authority to enter into and perform its obligations under this Agreement and the Custody Agreement in the form attached hereto as Exhibit C (the "Custody Agreement") between such Seller and The Bank of New York, as custodian (the "Custodian"), and all consents, approvals, authorizations and orders necessary for the execution and delivery by such Seller of this Agreement and such Seller's Custody Agreement, and for the sale and delivery of the Shares to be sold by such Seller hereunder, have been obtained, except such as may be required under the Act or state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters.

                  (c) This Agreement has been duly authorized (in the case of the Trust Sellers), executed and delivered by such Seller. The Custody Agreement to which such Seller is a party has been duly authorized (in the case of the Trust Sellers), executed and delivered by such Seller and, assuming due authorization, execution and delivery by the other parties thereto, is a valid and binding agreement of such Seller, enforceable against such Seller in accordance with its terms.

                  (d) The execution and delivery by such Seller of this Agreement and the Custody Agreement to which such Seller is a party, the performance by such Seller of its obligations hereunder and thereunder and the consummation of the transactions herein and therein contemplated do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under, or give the holder of any indebtedness the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by such Seller under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of such Seller pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument to which such Seller may be bound, or to which any of the property or assets of such Seller is subject, nor will such action result in any violation of any applicable law, statute, rule or regulation of any government or government instrumentality having jurisdiction over such Seller or such Seller's assets, properties or operations, or any applicable judgment, order, writ or decree of any government, government instrumentality or court having jurisdiction over such Seller or any of such Seller's assets, or operations.

                  (e) In the case of the Trust Sellers, such Seller is not an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act.

                  (f) Such Seller is the sole registered owner of and has, and on the Closing Date (and, if any Option Shares are purchased, at the time of delivery thereof pursuant to Section 3(b)) will have, good and valid title to the Shares to be sold by such Seller hereunder, free and clear of any security interests, claims, liens, equities and other encumbrances and, upon delivery of such Shares and payment therefor pursuant hereto, good and valid title to all of such Shares, free and clear of all security interests, claims, liens, equities and other encumbrances, will pass to the Underwriters.

                  (g) The sale, transfer and delivery of the Shares to be sold by such Seller is not, and at the time of delivery of such Shares will not be, subject to any right of first refusal or similar rights of any person pursuant to any contract to which such Seller or (in the case of a Trust Seller) any beneficiary or subsidiary of such Seller is a party or by which any of them is bound.

                  (h) Such Seller hereby repeats and confirms as if set forth in full herein each of the representations, warranties and agreements made by such Seller in such Seller's Custody Agreement and agrees that such representations, warranties and agreements are made hereby for the benefit of, and may be relied upon by, (i) the Underwriters and Cleary, Gottlieb, Steen & Hamilton, counsel to the Underwriters, (ii) the Company and Hunton & Williams, counsel to the Company and (iii) Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Sellers.

                  (i) Such Seller will not offer for sale, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of, or file or cause the filing of any registration statement under the Act with respect to, any shares of Common Stock or any securities convertible into or exchangeable for, or warrants to acquire, Common Stock for a period of 90 days after the date of the Prospectus, except (i) pursuant to this Agreement, (ii) pursuant to any agreement between such Seller and DECS Trust as described in the Registration Statement, (iii) with the Representatives' prior written consent or
(iv) in bona fide gifts and private transactions.

                  (j) Such Seller has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

                  (k) Such Seller is familiar with the Registration Statement and the Prospectus and verifies that the information set forth therein respecting him, her or it is true and complete.

                  (l) Such Seller has no reason to believe that any of the representations and warranties of the Company contained in Section 1 hereof are not true and correct in all material respects.

                  (m) In order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982, as amended, with respect to the transactions herein contemplated, such Seller agrees to deliver to the Underwriters prior to or at the Closing Date (as hereinafter defined) a properly completed and executed United States Treasury Department form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

                  (n) Certificates in negotiable form for such Seller's Shares have been placed in custody with the custodian under the Custody Agreement for delivery pursuant to the terms of this Agreement; the Shares represented by the certificates so held in custody for such Seller are subject to the interests hereunder of the Underwriters; the arrangements for custody and delivery of such certificates, made by such Selling Stockholder hereunder and under the Custody Agreement, are not subject to termination by any acts of such Selling Stockholder, or by operation of law, whether by the death or incapacity of such Selling Stockholder or the occurrence of any other event; and if any such death, incapacity or any other such event shall occur before the delivery of such Shares hereunder, certificates for the Shares will be delivered by the Custodian in accordance with the terms and conditions of this Agreement and the Custody Agreement as if such death, incapacity or other event had not occurred, regardless of whether or not the Custodian shall have received notice of such death, incapacity or other event.

                  3. Purchase and Sale. (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, each of the Sellers severally and not jointly, agrees to sell to the Underwriters, and each of the Underwriters agrees, severally and not jointly, agrees to purchase from each of the Sellers, at a price of $o per Share, the number of Underwritten Shares to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule II hereto.

                  (b) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, each of the Sellers, severally and not jointly, hereby grants an option to the Underwriters to purchase up to 240,000 Option Shares at the same purchase price per Share as the Underwriters shall pay for the Underwritten Shares. Such option may be exercised only to cover over-allotments in the sale of the Underwritten Shares by the Underwriters. Such option may be exercised in whole or in part at any time (but not more than once) on or before the 30th day after the date of the Prospectus upon written or telecopied notice by the Representatives to the Sellers setting forth the number of the Option Shares as to which the Underwriters are exercising the option and the settlement date. Delivery of certificates for the Option Shares, and payment therefor, shall be made as provided in Section 4 hereof.

                  4. Delivery and Payment. Delivery of and payment for the Underwritten Shares and the Option Shares (if the option provided for in Section 3(b) hereof shall have been exercised on or before the first business day prior to the Closing Date) shall be made at 10:00 AM, New York City time, on o, 1997, (or such later date not later than five business days after such specified date as the Representatives shall designate) which date and time may be postponed by agreement between the Representatives and the Sellers (such date and time of delivery and payment for the Shares being herein called the "Closing Date"). Delivery of the Shares shall be made to the Representatives for the account of the Underwriters against payment by the Underwriters of the purchase price thereof to or upon the order of the Sellers by wire transfer to an account designated in writing by the Sellers at least two business days in advance of the Closing Date, payable in same-day funds. [Delivery of the Shares shall be made through the facilities of the Depository Trust Company.]

                  [The Sellers agree to have the Shares available for inspection and checking by the Representatives in New York, New York, not later than 1:00 PM on the business day prior to the Closing Date.]

                  If the option provided for in Section 3(b) hereof is exercised after the first business day prior to the Closing Date, the Sellers will deliver (at the expense of the Sellers) to the Underwriters at Seven World Trade Center, New York, New York, on the date specified by the Representatives (which shall be within three business days after exercise of said option), certificates for the Option Shares in such names and denominations as the Representatives shall have requested against payment of the purchase price thereof to or upon the order of the Sellers by wire transfer to an account designated in writing by the Sellers at least two business days in advance of such settlement date, payable in same-day funds. If settlement for the Option Shares occurs after the Closing Date, the Company and the Sellers will deliver to the Underwriters on the settlement date for the Option Shares, and the obligation of the Underwriters to purchase the Option Shares shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to Section 7 hereof.

                  5. Offering by the Underwriters. It is understood that the Underwriters propose to offer the Shares for sale to the public as set forth in the Prospectus.

                  6. Agreements of the Company. The Company agrees with the Underwriters that:

                  (a) The Company will use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereof, to become effective. Prior to the termination of the offering of the Shares, the Company will not file any amendment of the Registration Statement or supplement to the Prospectus without the Representatives' prior consent (which shall not be unreasonably withheld). Subject to the foregoing sentence, if the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectus is otherwise required under Rule 424(b), the Company will cause the Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Underwriters of such timely filing. The Company will promptly advise the Representatives (i) when the Registration Statement, if not effective at the Execution Time, and any amendment thereto, shall have become effective, (ii) when the Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b), (iii) when, prior to termination of the offering of the Shares, any amendment to the Registration Statement shall have been filed or become effective, (iv) of any request by the Commission for any amendment of the Registration Statement or supplement to the Prospectus or for any additional information, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

                  (b) If, at any time when a prospectus relating to the Shares is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company (i) as soon as practicable will notify the Representatives of such event or necessity and (ii) promptly will prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 6, an amendment or supplement which will correct such statement or omission or effect such compliance.

                  (c) As soon as practicable, the Company will make generally available to its security holders and to the Underwriters an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

                  (d) The Company will furnish to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement (including exhibits thereto). The Company will furnish to the Underwriters not later than (A) 6:00 PM, New York City time, on the date of determination of the public offering price of the Shares, if such determination occurred at or prior to 12:00 Noon, New York City time, on such date or (B) 6:00 PM, New York City time, on the business day following the date on which the public offering price of the Shares was determined, if such determination occurred after 12:00 Noon, New York City time, on such date, as many copies of each Preliminary Prospectus, the Prospectus and any supplement thereto as Representatives may reasonably request; further, so long as delivery of a prospectus by the Underwriters or any dealer may be required by the Act, as many copies of each Preliminary Prospectus and the Prospectus and any supplement thereto as the Underwriters may reasonably request. The Company will pay the expenses of printing or other production of the Registration Statement, each Preliminary Prospectus and the Prospectus.

                  (e) The Company will cooperate with the Trust for purposes of the qualification of the Shares for sale under the laws of such jurisdictions as the Representatives may designate and will maintain such qualifications in effect so long as required for the distribution of the Shares and will pay the fee of NASD Regulation, Inc. (the "NASD") in connection with its review, if any, of the Registration Statement and the offering of the Shares; provided, however, that in connection therewith, the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction.

                  (f) The Company will not offer for sale, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of, or file or cause the filing of any registration statement under the Act with respect to, any shares of common stock of the Company or any securities convertible into or exchangeable for, or warrants to acquire, shares of common stock of the Company for a period of 90 days after the date of the Prospectus without the Representatives' prior written consent; provided, however, that the foregoing shall not restrict the ability of the Company to take any of the foregoing actions in connection with (i) the offering by DECS Trust of up to 3,100,000 DECS (plus an over-allotment option) or any delivery of Shares pursuant to the terms of such DECS, (ii) the offering of the Shares as described in the Registration Statement or (iii) in connection with any employee stock option plan, stock ownership plan or dividend reinvestment plan of the Company in effect at the date of the Prospectus.

                  (g) The Company will take such actions as may be reasonably necessary to comply with the rules and regulations of the NYSE in respect of the offering of the Shares contemplated hereby.

                  7. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Shares shall be subject to the accuracy of the representations and warranties on the part of the Company and the Sellers contained herein as of the Execution Time, the Closing Date and any settlement date pursuant to Section 3(b) hereof, to the accuracy of the statements of the Company and the Sellers made in any certificates pursuant to the provisions hereof, to the performance by the Company and the Sellers of their respective obligations hereunder and to the following additional conditions:

                  (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Representatives agree in writing to a later time, such Registration Statement will become effective not later than (i) 6:00 PM, New York City time, on the date of determination of the public offering price of the Shares, if such determination occurred at or prior to 3:00 PM, New York City time, on such date or (ii) 12:00 Noon, New York City time, on the business day following the day on which the public offering price of the Shares was determined, if such determination occurred after 3:00 PM, New York City time, on such date; if filing of the Prospectus, or any supplements thereto, is required pursuant to Rule 424(b), the Prospectus and any such supplements, will be filed in the manner and within the time period required by such Rule; and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

                  (b) The Underwriters shall have received the opinion of Hunton & Williams, counsel for the Company, dated the Closing Date, in form and substance satisfactory to the Representatives, to the effect that:

                  (i) each of the Company, [DIMON International, Inc., Florimex Worldwide, Inc., DIMON do Brasil Tabacos Ltds, DIMON Zimbabwe (PVY) LTD, DIMON GMBH, Florimex Worldwide B.V., Florimex U.S.A. and Baardse B.V.] (individually an "Opinion Subsidiary" and collectively the "Opinion Subsidiaries") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own its properties and conduct its business as described in the Prospectus;

                  (ii) all the outstanding shares of capital stock of each Opinion Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Prospectus, all outstanding shares of capital stock of each of the Opinion Subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest and, to the knowledge of such counsel, after due inquiry, any other security interests, claims, liens or encumbrances;

                  (iii) the Company's authorized equity capitalization is as set forth in the Prospectus; all of the Shares have been duly and validly authorized and issued, are fully paid and nonassessable and conform to the description thereof contained in the Prospectus; there are no preemptive or other similar rights to subscribe for or to purchase any of the Shares; and the form of the certificates evidencing the Shares complies with all formal requirements of Virginia law;

                  (iv) to the best knowledge of such counsel, there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or any of their respective properties of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Prospectus, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit, which is not described or filed as required;

                  (v) the Registration Statement has become effective under the Act; any required filing of any Preliminary Prospectus and the Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been instituted or threatened;

                  (vi)     the Registration Statement and the Prospectus
                           (except for financial statements and schedules included therein, as to which such counsel need express no opinion) comply as to form in all material respects with the Act and the rules and regulations of the Commission thereunder; and the documents incorporated by reference in the Registration Statement and the Prospectus (other than the financial statements and schedules included therein, as to which such counsel need express no opinion), when they were filed with the Commission, complied on their face as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder;

                  (vii) this Agreement has been duly authorized, executed and delivered by the Company;

                  (viii) neither the performance of this Agreement by the Company, nor the distribution of the Shares and the consummation of the other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation of, or constitute a default under any law or the Articles of Incorporation or By-laws of the Company or the terms of any indenture or other agreement or instrument known to such counsel and to which the Company or any of its subsidiaries is a party or bound, or any judgment, order or decree known to such counsel to be applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any of its subsidiaries;

                  (ix) no holders of securities of the Company other than the Sellers have rights to the registration of such securities under the Registration Statement; and

                  (x) no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Company of the transactions contemplated by this Agreement, except such as have been obtained under the Act and such as may be required under state securities or Blue Sky laws (as to which such counsel need express no opinion) in connection with the purchase and distribution of the Shares by the Underwriters.

                  In addition, such counsel shall state that they have participated in conferences with directors, officers and other representatives of the Company, representatives of the independent public accountants for the Company, the Sellers and counsel for the Sellers, the Representatives and counsel for the Underwriters, at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed, and, although such counsel have not independently verified and are not passing upon and assume no responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus (except to the extent specified elsewhere in such opinion or with reference to such counsel), no facts have come to the attention of such counsel that lead such counsel to believe that, at the Effective Date, the Registration Statement included any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that the Prospectus includes any untrue statement of a material fact or omits to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel express no view with respect to the financial statements and related notes, the financial statement schedules or other financial, statistical and accounting information or data contained or incorporated by reference in the Registration Statement or Prospectus).

                  In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the Commonwealth of Virginia, the State of North Carolina, the State of New York or the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are reasonably satisfactory to counsel for the Underwriters and
(B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. References to the Prospectus in this paragraph (b) include any supplements thereto at the Closing Date. Such opinion shall also be addressed to the Sellers.

                  (c) The Underwriters shall have received the opinion of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Sellers, dated the Closing Date, in the form attached hereto as Exhibit B, and the opinions of Hunton & Williams, North Carolina counsel for the individual Sellers, and of Womble Carlyle Sandridge & Rice PLLC, North Carolina counsel for the Trust Sellers, each dated the Closing Date, in form and substance satisfactory to the Representatives, to the effect that:

                  (i) each of the Trust Sellers has been duly created and is validly existing and in good standing under the law of the State of North Carolina;

                  (ii) this Agreement has been duly authorized by each of the Trust Sellers and duly executed and delivered by each of the Sellers under the law of the State of North Carolina; each of the Custody Agreements have been duly authorized by each of the Trust Sellers and duly executed and delivered by each Seller under the law of the State of North Carolina and, assuming due authorization, execution and delivery by the other parties thereto, constitutes a valid and legally binding agreement of such Seller, enforceable against such Seller in accordance with its terms, subject to bankruptcy, insolvency and other similar laws affecting creditors' rights generally, and to general equitable principles; and the compliance by each Seller with all of the provisions of this Agreement and the Custody Agreement to which such Seller is a party, and the consummation of the transactions herein and therein contemplated, will not violate any North Carolina law, rule or regulation or any order or decree known to such counsel of any court or governmental agency or body having jurisdiction over any Seller or any of its properties;

                  (iii) no consent, approval, license, authorization, order or validation of, and no filing, recording, or registration with, any North Carolina governmental authority, agency or body or, to such counsel's knowledge, any court is required for the compliance by each Seller with all of the provisions of this Agreement and the Custody Agreement to which such Seller is a party, except for such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares; and

                  (iv) the enforceability of each Custody Agreement against the related Seller will not be adversely affected by the death or legal incapacity of such Seller (in the case of individual Sellers) or any settlor or beneficiary of such Seller (in the case of Trust Sellers).

                  (d) The Underwriters shall have received from Cleary, Gottlieb, Steen & Hamilton, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the Registration Statement, the Prospectus (together with any supplement thereto), and other related matters as the Representatives may reasonably require, and the Company and the Sellers shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

                  (e) The Company shall have furnished to the Underwriters a certificate of the Company, signed by the Chairman of the Board and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus, any supplements to the Prospectus and this Agreement and that:

                  (i) the representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                  (ii) no stop order suspending the effectiveness of the Registration Statement or the use of the Prospectus has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

                  (iii) since the date of the most recent financial statements included in, or incorporated by reference in, the Prospectus (exclusive of any supplement thereto), there has been no Material Adverse Effect, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

                  (f) Each of the Sellers shall have furnished to the Underwriters a certificate, dated the Closing Date, reasonably satisfactory to the Representatives as to the accuracy of the respective representations and warranties of such Seller herein at and as of the Closing Date, as to the performance by such Seller of all of such Seller's obligations hereunder to be performed at or prior to the Closing Date and as to such other matters as the Representatives may reasonably request.

                  (g) At the Execution Time and at the Closing Date, Price Waterhouse LLP shall have furnished to the Underwriters a letter or letters, dated as of such dates, in form and substance satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Act and the applicable published rules and regulations thereunder [and that they have performed a review of the Company's unaudited condensed financial information for the nine-month periods ended March 31, 1997 and March 31, 1996 in accordance with Statement of Auditing Standards No. 71] and stating in effect that:

                           (i) in their opinion the audited financial statements included in the Registration Statement and the Prospectus and reported on by them comply in form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations with respect to registration statements on Form S-3;

                           (ii) on the basis of a reading of the latest unaudited condensed consolidated financial statements made available by the Company and its subsidiaries; [their limited review in accordance with the standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated interim financial information for the nine-month period ended March 31, 1997, and as at March 31, 1997;] carrying out certain specified procedures (but not an examination in accordance with generally accepted audited standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, the Board of Directors and the audit committee of the Company and the Subsidiaries; the inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company as to whether the unaudited condensed consolidated financial statements included in the registration statement comply as to form in all material respects with the applicable accounting requirements of the Exchange Act [as it applies to Form 10-Q] and the published rules and regulations thereunder, nothing came to their attention which caused them to believe that:

                           (1) the unaudited condensed consolidated financial
                  statements included in the Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act [as it applies to Form 10-Q] and the applicable rules and regulations thereunder or that any material modifications should be made to the unaudited condensed consolidated financial statements in order for them to be in conformity with generally accepted accounting principles; or

                           (2) with respect to the period subsequent to the date
                  of the most recent financial statements (other than capsule information), audited or unaudited, included in the Registration Statement and the Prospectus, there were, at a specified date not more than five business days prior to the date of the letter, any material increases in the long-term debt of the Company and its subsidiaries, any material change in the number of issued shares of capital stock of the Company, any material decreases in the total assets or stockholders' equity of the Company or any material decreases in the excess of current assets over current liabilities of the Company and its subsidiaries as compared with the amounts shown on the most recent consolidated balance sheet included in the Registration Statement and the Prospectus, or for the period from the date of the most recent financial statements included in the Registration Statement and the Prospectus to such specified date there were any decreases, as compared with the corresponding period in the preceding year in revenues, operating income, net income before income taxes, total or per share amounts of net income or net interest income of the Company and its subsidiaries; except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representatives;

                           (iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth in the Registration Statement and the Prospectus agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation; and

                           (iv) on the basis of a reading of any unaudited pro forma condensed financial statements included in the Registration Statement and the Prospectus (the "pro forma financial statements"); carrying out certain specified procedures; inquiries of certain officials of the Company and relevant other entities who have responsibility for financial and accounting matters; and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the pro forma financial statements, nothing came to their attention which caused them to believe that the pro forma financial statements do not comply in form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements.

                  References to the Prospectus in this paragraph (g) include any supplement thereto at the date of the letter.

                  (h) At the Execution Time and on the Closing Date, Ernst & Young LLP shall have delivered to the Underwriters a letter or letters, dated as of the date of delivery, in form and substance satisfactory to the Representatives, confirming that they were independent public accountants with respect to Dibrell within the meaning of the Act and the Exchange Act and the respective applicable published rules and regulations thereunder.

                  (i) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in each of the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (g) of this Section 7 or (ii) any change, or any development involving a prospective change, in or affecting the business or properties of the Company and its direct and indirect subsidiaries the effect of which, in any case referred to in clause (i) or (ii) above, is, in the judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Shares as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto).

                  (j) Subsequent to the Execution Time, there shall not have been any decrease in the ratings of any of the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

                  (k) At the Execution Time, the Company shall have furnished to the Underwriters letters substantially in the form of Exhibit A hereto from the directors and officers of the Company [and certain other shareholders specified by the Representatives].

                  (l) The NASD shall not have raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

                  (m) Each Custody Agreement shall have been executed and delivered by all parties thereto, and each Seller shall have delivered to the Custodian the number of Shares required by the Custody Agreement to which such Seller is a party to be delivered by such Seller thereunder.

                  (n) Prior to the Closing Date, the Company and each of the Sellers shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

                  If any of the conditions specified in this Section 7 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Sellers and the Company in writing or by telephone or facsimile confirmed in writing.

                  8. Expenses. (a) The Company will pay all expenses incident to the performance by the Company and the Sellers of their respective obligations under this Agreement and the Custody Agreements, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation, printing and delivery of this Agreement, the Custody Agreement, and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Shares, including the expenses and fees of the Custodian, (iii) the preparation, issuance and delivery of the certificates for the Shares to the Underwriters, (iv) the fees and disbursements of the Company's counsel, accountants and other advisors, (v) the qualification of the Shares under state securities laws in accordance with the provisions of
Section 6(e) hereof, including filing fees and the reasonable fees and disbursements of the counsel for the Underwriters in connection therewith and in connection with the preparation of any related blue sky survey and any supplement thereto, (vi) the printing and delivery to the Underwriters of copies of each Preliminary Prospectus, the Prospectus and any amendments or supplements thereto, (vii) the fees and expenses of any transfer agent or registrar for the Shares, (viii) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, securing any required review by the NASD of the Registration Statement and the offering of the Shares in accordance with the provisions of Section 6(e) hereof, (ix) the fees and expenses incurred in connection with the listing of the Shares on the New York Stock Exchange and (x) all expenses and taxes incident to the sale and delivery of the Shares to the Underwriters.

                  (b) If the sale of the Shares provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 7 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Company or any Seller to perform any agreement herein or comply with any provision hereof other than by reason of a default by the Underwriters, each of the Sellers jointly and severally will reimburse the Underwriters upon demand for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by the Underwriters in connection with the proposed purchase and sale of the Shares.

                  9. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Seller (and in the case of the Trust Sellers, each of its trustees), each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls a Seller or any Underwriter within the meaning of the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement as originally filed or in any amendment thereof, or in any Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto (each such document, a "Registration Document"), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable under the indemnity agreement in this paragraph (a) to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in any Registration Document in reliance upon and in conformity with (i) written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion therein or (ii) written information relating to a Seller furnished to the Company by such Seller specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

                  (b) Subject to paragraph (g) of this Section 9, each Seller agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter, and each person who controls any Underwriter within the meaning of the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Document or the omission or alleged omission to state in any Registration Document a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to written information relating to such Seller furnished to the Company by such Seller specifically for inclusion in the Registration Documents, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Sellers will not be liable under the indemnity agreement in this paragraph (b) to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in any Registration Document in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion therein. The Company and the Underwriters acknowledge that the names and addresses of such Seller, the number of Shares beneficially owned by such Seller and the statements with respect to such Seller set forth in the footnotes to the table, in each case under the heading "Selling Stockholders" in any Preliminary Prospectus or the Prospectus, constitute the only information furnished in writing by or on behalf of such Seller for inclusion in the Registration Documents, and each Seller confirms that such information is correct. This indemnity agreement will be in addition to any liability which any Seller may otherwise have.

                  (c) Each Underwriter severally agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, to the same extent as the foregoing indemnity in paragraph (a) from the Company to the Underwriters, but only with reference to written information furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for inclusion in the Registration Documents. This indemnity agreement will be in addition to any liability which the Underwriters may otherwise have. The Company acknowledges that the statements set forth in the first paragraph of the inside cover page and under the heading "Plan of Distribution" in any Preliminary Prospectus or the Prospectus constitute the only information furnished in writing by or on behalf of any Underwriter for inclusion in the Registration Documents, and the Underwriters confirm that such statements are correct.

                  (d) Each Underwriter severally agrees to indemnify and hold harmless each Seller to the same extent as the foregoing indemnity in paragraph
(b) from such Seller to the Underwriters, but only with reference to written information furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for inclusion in the Registration Documents. This indemnity agreement will be in addition to any liability which the Underwriters may otherwise have. Each Seller acknowledges that the statements set forth in the first paragraph of the inside cover page and under the heading "Plan of Distribution" in any Preliminary Prospectus or the Prospectus constitute the only information furnished in writing by or on behalf of any Underwriter for inclusion in the Registration Documents, and the Underwriters confirm that such statements are correct.

                  (e) Promptly after receipt by an indemnified party under this
Section 9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 9, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from any liability under paragraphs (a), (b), (c) or (d) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraphs (a), (b), (c) or (d) above. The indemnifying party shall be entitled to appoint counsel of indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded upon the advice of its counsel that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

                  (f) Subject to paragraph (h) of this Section 9, in the event that the indemnity provided in paragraph (a), (b), (c) or (d) of this Section 9 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company, each Seller and the Underwriters agree as among themselves to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company, each Seller and the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company, by such Seller and by the Underwriters from the offering of the Shares; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Shares) be responsible for any amount in excess of the underwriting discount applicable to the Shares purchased by it hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company, each Seller and the Underwriters shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company, such Seller and the Underwriters in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. The benefits received by the Company and the Sellers shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by the Sellers, and the benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Prospectus. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company, a Seller or the Underwriters. The Company, each Seller and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (f), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9, each person who controls any Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of any Underwriter shall have the same rights to contribution as any Underwriter, and each person who controls the Company or any Seller within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company or such Seller, as the case may be, subject in each case to the applicable terms and conditions of this paragraph (f).

                  (g) The liability of each of the Sellers under paragraph (b) of this Section 9 shall be limited to an amount equal to the initial public offering price of such Seller's proportionate share of the total Shares listed on Schedule I hereto, less the underwriting discount with respect to such Shares.

                  (h) Solely as between each Seller on one hand and the Company on the other (but without affecting the liability of any Seller or the Company to the Underwriters under paragraph (f) above), the contribution obligations of any Seller and of the Company under such paragraph (f) shall be in proportion to the relative fault of such Seller and the Company in connection with the statements or omissions which resulted in the applicable Losses as well as any other relevant equitable considerations, and each Seller and the Company agree to make additional contribution payments among themselves to effect the agreement set forth in this paragraph (h) if any Seller or the Company is required to make contribution payments to the Underwriters under paragraph (f) above.

                  10. Termination. This Agreement shall be subject to termination in the absolute discretion of Representatives, by notice given to the Sellers and the Company prior to delivery of and payment for the Shares, if prior to such time (i) trading in the Company's common stock shall have been suspended by the Commission or the NYSE or trading in securities generally on the NYSE shall have been suspended or limited or minimum prices shall have been established on the NYSE, (ii) a banking moratorium shall have been declared by either Federal or New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis, the effect of which on financial markets of the United States is such as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the offering or delivery of the Shares as contemplated by the Prospectus (exclusive of any supplement thereto).

                  11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company, the Sellers or their respective officers, if applicable, and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Underwriters, the Company, the Sellers or any of the officers, directors or controlling persons referred to in Section 9 hereof, and will survive delivery of and payment for the Shares. The provisions of Sections 8 and 9 hereof shall survive the termination or cancellation of this Agreement.

                  12. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to SBI, will be mailed, delivered or telegraphed and confirmed to it at Seven World Trade Center, New York, New York 10048, attention of the Legal Department; if sent to the Company, will be mailed, delivered, telegraphed and confirmed to it at: ________________,
Attention: ______________; and if sent to the Sellers, will be mailed, delivered or telegraphed and confirmed to them at ___________________ .

                  13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 9 hereof, and no other person will have any right or obligation hereunder.

                  14. Counterparts. This Agreement may be executed by any one or more of the parties in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

                  15. Applicable Law. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company, the Sellers and the Underwriters.

Very truly yours,

DIMON Incorporated

                      By:_____________________________

                      Sellers

                      --------------------------------
                        A.C. Monk, IV

                      --------------------------------
                        Linda Monk Page

                      --------------------------------
                        Tracy Gray Monk

                      --------------------------------
                        Linda Monk Page, as Trustee of
                        Penelope Monk Page Crummey Trust

                      --------------------------------
                        W.C. Monk, Jr.
                        as Trustee of

                        W.C. Monk, Jr. Trust

                      --------------------------------

                      --------------------------------
                        Molly G. Monk
                        as Trustee of

                        Molly G. Monk Trust

                      --------------------------------




                      --------------------------------
                        Robert T. Monk, III

                      --------------------------------
                        Piper H. Monk

                      --------------------------------
                        Robert T. Monk, Jr.
                        as Trustee of

                        Robert T. Monk, Jr. Trust

                      --------------------------------



                      Emily Monk Davidson Foundation

                      By_______________________________
                        Name:
                        Title:

                        as Trustee of
                        Emily Monk Davidson Trust

                      -----------------------------


The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

Salomon Brothers Inc
Wheat, First Securities, Inc.

By Salomon Brothers Inc

By:___________________________

For themselves and the other several
Underwriters named in Schedule II to the foregoing Agreement